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Fund Profile

October 1, 1998

T. Rowe Price Equity Income Fund

 A stock fund seeking substantial dividend income and long-term capital growth.

 This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.



 1. What is the fund's objective?

   To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


   3 This fund should not represent your complete investment program or be used for short-term trading purposes.


 2. What is the fund's investment strategy?

   We will normally invest at least 65% of the fund's assets in the common stocks of well-established companies paying above-average dividends. T. Rowe Price believes that income can contribute significantly to total return over time and expects the fund's yield to exceed that of the S&P 500 Stock Index. Dividends can also help reduce the fund's volatility during periods of market turbulence and help offset losses when stock prices are falling.
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   We typically employ a "value" approach in selecting investments. Our in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

   In selecting investments, we generally look for companies with the following:

  . An established operating history.

  . Above-average dividend yield relative to the S&P 500.

  . Low price/earnings ratio relative to the S&P 500.

  . A sound balance sheet and other positive financial characteristics.

  . Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises.

   Most of the fund's assets will be invested in U.S. common stocks. We may also invest in other securities, including foreign securities, convertibles, warrants, preferred stocks, corporate and government debt, futures, and options, in keeping with the fund's objective.


 3. What are the main risks of investing in the fund?

   As with all stock funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market.

   The fund's emphasis on stocks of established companies paying high dividends, and its potential investments in fixed-income securities, may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. The fund's value approach carries the risks that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

   To the extent the fund invests in foreign securities, it is also subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas.

   Note: You may obtain additional information about the fund's investments and recent strategy in the annual and semiannual reports, which are available free by calling 1-800-638-5660.
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 4. How has the fund performed in the past?

   The bar chart, which shows the fund's actual performance for each of the last 10 calendar years, indicates risk by illustrating how much returns can differ from one year to the next. Although the fund has experienced no losses, its returns, as shown below, have reflected changes in prevailing interest rates.

   The fund can also experience short-term performance swings, as shown below by the best and worst calendar quarter returns during the years depicted in the chart. Of course, the fund's past performance is no guarantee of its future returns.

 Equity Income Fund
  Calendar Year Total Returns
 --------------------------------
  1988               27.60%
  1989                13.74
  1990                -6.79
  1991                25.30
  1992                14.13
  1993                14.84
  1994                4.53
  1995                33.35
  1996                20.40
  1997                28.82
 --------------------------------


          Quarter Ended              Total Return

 Best Quarter                           xx/xx/xx x.xx%

 Worst Quarter                          xx/xx/xx x.xx%

 The fund's return for the 9 months ended 9/30/98 was _______%.



   In the table, the fund's average annual compound total returns for the 1-, 5- and 10-year periods ending December 31, 1997 are compared to the S&P 500 Stock Index and the Lipper Equity Income Funds Average. These average returns smooth out the year-to-year variations in actual returns. Of course, the fund's past performance is no guarantee of its future returns.
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
                                        Average Annual Total Returns
                                       Periods ended December 31, 1997

 ------------------------------------- 1 year     5 years      10 years

  Equity Income Fund                  %          %           %
  S&P 500 Stock Index                 %          %           %
  Lipper Equity Income Funds Average  %          %           %
 ------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 5. How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock investments. If you seek a relatively conservative equity investment that provides substantial dividend income along with the potential for capital growth, the fund could be an appropriate part of your overall investment strategy. The fund can be used in both regular and tax-deferred accounts, such as IRAs.


   3 Equity investors should have a long-term investment horizon and be willing to wait out market declines.


 6. What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 marketing fees.


                                       Annual fund operating expenses
                                (expenses that are deducted from fund assets)
  Management fee                                    x.xx%
  Other expenses                                    x.xx%
  Total annual fund operating                       x.xx%
  expenses
 ------------------------------------------------------------------------------




   These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and distributions are made.

   To give you a rough idea of how expense ratios may translate into dollars, the table below shows expenses you would pay assuming a $10,000 investment earning a 5% annual return for the following periods:
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
      1 year       3 years      5 years      10 years
        $64         $202         $351          $786
    ----------------------------------------------------



   This is an illustration only; actual expenses and returns will vary.


 7. Who manages the fund?

   The fund is managed by T. Rowe Price Associates. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Brian C. Rogers manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.


 8. How can I purchase shares?

   Fill out and return the New Account Form in the postpaid envelope, along with your check for a minimum of $2,500 or more ($1,000 or more for retirement plans and gifts or transfers to minors) or $50 if investing through Automatic Asset Builder. You can also open an account by bank wire or by exchanging from another T. Rowe Price fund.


 9. How can I sell shares or close my account?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access or our web site. We also offer free exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 10. When will I receive distributions?

   The fund distributes income quarterly and net capital gains, if any, at year-end. Income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the current capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check.


 11. What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;
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  . discount brokerage.



To Open an Account
 Investor Services
 1-800-638-5660

For Existing Fund or Discount Brokerage Accounts
 Shareholder Services
 1-800-225-5132

For Fund Information and Account Transactions on the Internet www.troweprice.com

For Yields, Prices and Account Transactions
 Tele*Access/(R)/
 1-800-638-2587
 24 hours, 7 days

 T. Rowe Price
 100 East Pratt Street
 Baltimore, MD 21202
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